Exhibit 99.1

Avnet, Inc.
2211 South 47 Street
Phoenix, AZ 85034

Avnet, Inc. Acquires Remaining Interest in MSC Investoren GmbH

Strengthens Leadership Position in Components Distribution as well as Embedded Computing and
Display Solutions

Phoenix, Ariz. – December 30, 2013 – Avnet, Inc. (NYSE:AVT) announced today that it has acquired the remaining interest in MSC Investoren GmbH (“MSC Group”). This completes a two part transaction in which the majority interest was acquired on October 1, 2013. MSC is a recognized value-add distributor focused on electronic component distribution, embedded computing technology, and display solutions as well as design and manufacturing.

Patrick Zammit, president of Avnet Electronics Marketing EMEA, said, “The completion of the MSC acquisition allows us to begin realizing the full benefits of one of the best recognized distributors in the European market. Over the last few weeks we have been able to lay out the future strategy of Avnet Electronics Marketing EMEA including MSC and have received positive feedback from customers and manufacturing partners. Our plans to create a focused ‘embedded and display solutions’ business unit in EMEA will allow us to serve the technology value chain deeper and wider and accelerate profitable growth in the region.”

Founded in 1979, MSC Group has developed into a consultative partner for customers in the automotive, industrial automation, telecom, information systems and medical device markets. MSC Group’s competence in system design, system integration and board-level assembly allows it to address customers’ specific needs in leading-edge vertical markets. In calendar year 2012, MSC generated revenue in excess of US$450 million, with embedded computer technology (including display solutions) accounting for almost 50 percent of its sales.

Forward-Looking Statements

This press release contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management’s current expectations and are subject to uncertainty and changes in facts and circumstances. The forward-looking statements herein include statements addressing future financial and operating results of Avnet and may include words such as “will,” “anticipate,” “expect,” believe,” “intend,” and “should,” and other words and terms of similar meaning in connection with any discussions of future operating or financial performance or business prospects. Actual results may vary materially from the expectations contained in the forward-looking statements.

The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: the Company’s ability to retain and grow market share and to generate additional cash flow, risks associated with any acquisition or disposition activities, the successful integration of acquired companies, any significant and unanticipated sales decline, changes in business conditions and the economy in general, changes in market demand and pricing pressures, any material changes in the allocation of product or product rebates by suppliers, other competitive and/or regulatory factors affecting the businesses of Avnet generally.

More detailed information about these and other factors is set forth in Avnet’s filings with the Securities and Exchange Commission, including the Company’s reports on Form 10-K, Form 10-Q and Form 8-K. Except as required by law, Avnet is under no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

About Avnet

Avnet, Inc. (NYSE:AVT), a Fortune 500 company, is one of the largest distributors of electronic components, computer products and embedded technology serving customers globally. Avnet accelerates its partners’ success by connecting the world’s leading technology suppliers with a broad base of customers by providing cost-effective, value-added services and solutions. For the fiscal year ended June 29, 2013, Avnet generated revenue of $25.5 billion. For more information, visit www.avnet.com. (AVT—IR)

Visit Avnet’s Investor Relations Website at www.ir.avnet.com or contact us at investorrelations@avnet.com.

Investor Relations Contact:
Avnet, Inc.
Vincent Keenan
480-643-7053
Vice President, Investor Relations
vincent.keenan@avnet.com

Public Relations Contact:
Avnet Electronics Marketing EMEA
Georg Steinberger
+49 (0) 8121 774 203
Vice President, Communications
georg.steinberger@avnet.eu
or

Public Relations Contact:
Avnet, Inc.
Joal Redmond
1-480-643-5528
Vice President, Public Relations
joal.redmond@avnet.com